Exhibit 12.3

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Innocoll AG (the "Company") for the year ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Anthony P. Zook, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Antony P. Zook

_________________________________

Anthony P. Zook

Chief Executive Officer

(Principal Executive Officer)

Dated: March 19, 2015